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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                     VASCO DATA SECURITY INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


          Delaware                  000-24389                36-4169320
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

     ITEM 8.01. OTHER EVENTS.

     On May 16, 2006, VASCO Data Security International, Inc. issued a press release announcing the acquisition of Logico Smart Card Solutions of Vienna, Austria. The press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d). Exhibits

     The following exhibit is filed with this Current Report on Form 8-K:


Exhibit No.      Description
----------       --------------------------------------------------------------
     99.1        Press Release issued by VASCO Data Security International, Inc.
                 on May 16, 2006.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 17, 2006                       VASCO DATA SECURITY INTERNATIONAL, INC.
                                         ---------------------------------------
                                         (Registrant)


                                         By: /s/CLIFFORD K. BOWN
                                             -----------------------------------
                                             Clifford K. Bown
                                             Chief Financial Officer